Exhibit 10.16
                                   DEMAND NOTE

New York, New York                                                   $500,000.00
December 4, 2000

                  ON DEMAND, for value received, Fusion Telecommunications International, Inc., a Delaware corporation ("Fusion"), whose principal place of business is 420 Lexington Avenue, Suite 518, New York, New York 10170, promises to pay to Manuel D. Medina, a resident of the State of Florida, ("Lender") the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) in lawful money of the United States of America or such lesser sum as may be demanded hereunder. This Demand
Note is being executed and delivered outside the State of Florida.

                  All or any part of this Demand Note shall be immediately due and payable ten (10) days after written demand therefore by the holder to the undersigned. If a demand is made for less than the full amount of this Demand Note, the amount payable under this Demand Note shall, effective the date payment is made, be reduced by the amount so paid. Fusion shall pay interest on the amount due under this Demand Note and on overdue interest payments hereunder at a rate equal to the lesser of (a) 12% per annum and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates, said interest to be payable quarterly, beginning December 31, 2000. This payment rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

                  If the indebtedness represented by this Demand Note, or any part thereof, is collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Demand Note is placed in the hands of attorneys for collection, Fusion agrees to pay, in addition to the principal and interest (if any) due under this Demand Note, reasonable attorneys' and collection fees.

                  The undersigned waives demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and protest, notice of intention to accelerate, notice of acceleration, and all other notices, filing of suit and diligence in collecting this Demand Note and agrees to any substitution, exchange or release of any such security or the release of any party liable hereon and further agrees that it will not be necessary for any holder hereof, in order to enforce payment of this Demand Note by it, to first institute suit or exhaust its remedies against Fusion, and consents to any extension or postponement of time of payment of this Demand Note or any other indulgence with respect hereto, without notice thereof.

                  The undersigned hereby irrevocably submits to the jurisdiction of the courts of the State of Florida located in Miami-Dade County, Florida, and any appellate court any thereof, in any action, suit or proceeding brought against it in connection with this Demand Note or for the recognition or enforcement of any judgment. The undersigned hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the undersigned hereby waives and agrees not to

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assert by way of motion,  as a defense or otherwise in any such suit,  action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Demand Note may not be litigated in or by such courts.

                  To the extent permitted by applicable law, the undersigned agrees that it shall not seek and hereby waives the right to seek any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

                  The undersigned hereby irrevocably agrees that the summons and complaint or any other process in connection with this Demand Note may be served by mailing to the address set forth below or by hand delivery to a person of suitable age and discretion at the address set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

                  The amounts due hereunder shall not be subject in way whatsoever to offset, setoff, counterclaim or other deduction of any kind whatsoever.

                  THE UNDERSIGNED HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY AND INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS DEMAND NOTE. THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LENDER THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS DEMAND NOTE BY, AMONG OTHER THINGS, THIS WAIVER.



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                  This Demand Note shall be  governed  by, and for all  purposes construed in accordance with, the laws of the State of Florida, (except for its conflict of laws rules).

                           FUSION TELECOMMUNICATION INTERNATIONAL, INC.
                           420 Lexington Avenue
                           Suite 518
                           New York, New York 10170



                           --------------------------------------
                           Name:  Robert H. Nelson
                           Title: Chief Financial Officer




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